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                                                                   EXHIBIT 10.31


                       GASONICS INTERNATIONAL CORPORATION
                      1994 STOCK OPTION/STOCK ISSUANCE PLAN
                      -------------------------------------

              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 20, 1998)

                                   ARTICLE ONE

                                     GENERAL
                                     -------

        I.      PURPOSE OF THE PLAN

               A. This 1994 Stock Option/Stock Issuance Plan (the "Plan") is intended to promote the interests of GaSonics International Corporation, a Delaware corporation or any successor corporation (the "Corporation") adopting the Plan, by providing (i) key employees (including officers) of the Corporation (or its parent or subsidiary corporations) who are responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) the non-employee members of the Board and (iii) consultants and other independent contractors who provide valuable services to the Corporation (or its parent or subsidiary corporations) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the Service of the Corporation (or its parent or subsidiary corporations).

               B. The Plan became effective upon adoption by the Board of Directors of Gasonics International Corporation, a California corporation ("Gasonics California") on January 27, 1994, and such date shall accordingly constitute the Effective Date of the Plan. The Plan was subsequently assumed by the Corporation in connection with the merger (the "Merger") of Gasonics California into the Corporation in February, 1994.

        II.     DEFINITIONS

               A. For purposes of the Plan, the following definitions shall be in effect:

               BOARD: the Corporation's Board of Directors.

               CHANGE IN CONTROL: a change in ownership or control of the Corporation effected through either of the following transactions:

                      a. the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept; or

                      b. a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.


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               CODE: the Internal Revenue Code of 1986, as amended.

               COMMON STOCK: shares of the Corporation's common stock, par value $0.001 per share.

               CORPORATE TRANSACTION: any of the following stockholder-approved transactions to which the Corporation is a party:

                      a. a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Corporation is incorporated,

                      b. the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

                      c. any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such merger.

               EMPLOYEE: an individual who performs services while in the employ of the Corporation or one or more parent or subsidiary corporations, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

               EXERCISE DATE: the date on which the Corporation shall have received written notice of the option exercise.


                                       2.

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               FAIR MARKET VALUE: the Fair Market Value per share of Common
Stock determined in accordance with the following provisions:

               a. If the Common Stock is not at the time listed or admitted to trading on any national securities exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

               b. If the Common Stock is at the time listed or admitted to trading on any national securities exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               c. If the Common Stock is on the date in question neither listed nor admitted to trading on any national securities exchange nor traded on the Nasdaq National Market, then the Fair Market Value of the Common Stock on such date shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

               HOSTILE TAKE-OVER: the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

               INCENTIVE OPTION: a stock option which satisfies the requirements of Code Section 422.

               1934 ACT: the Securities and Exchange Act of 1934, as amended from time to time.


                                       3.
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               NON-STATUTORY OPTION: a stock option not intended to meet the requirements of Code Section 422.

               OPTIONEE: any person to whom an option is granted under the Discretionary Option Grant or Automatic Option Grant Program in effect under the Plan.

               PARTICIPANT: any person who receives a direct issuance of Common Stock under the Stock Issuance Program in effect under the Plan.

               PERMANENT DISABILITY OR PERMANENTLY DISABLED: the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

               PLAN ADMINISTRATOR: the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

               PRIMARY COMMITTEE: the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

               SERVICE: the performance of services on a periodic basis to the Corporation (or any parent or subsidiary corporation) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option or stock issuance agreement.

               SECONDARY COMMITTEE: a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

               SECTION 12(g) REGISTRATION DATE: the date on which the initial registration of the Common Stock under Section 12(g) of the 1934 Act becomes effective.

               SECTION 16 INSIDER: an executive officer of the Company or a member of the Board subject to the short-swing liability provisions of Section 16(b) of the 1934 Act.

               TAKE-OVER PRICE: the GREATER of (a) the Fair Market Value per share of Common Stock on the date the particular option to purchase such stock is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over. However, if the


                                       4.
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surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

               B. The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                      Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                      Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation in the unbroken chain (other than the last corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        III.    STRUCTURE OF THE PLAN

               A. STOCK PROGRAMS. The Plan shall be divided into three (3) separate components: the Discretionary Option Grant Program specified in Article Two, the Automatic Option Grant Program specified in Article Three and the Stock Issuance Program specified in Article Four. Under the Discretionary Option Grant Program, eligible individuals may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock in accordance with the provisions of Article Two. Under the Automatic Option Grant Program, non-employee members of the Board will receive special option grants at periodic intervals to purchase shares of Common Stock in accordance with the provisions of Article Three. Under the Stock Issuance Program, eligible individuals may be issued shares of Common Stock directly, either through the immediate purchase of such shares at a price not less than eighty-five percent (85%) of the Fair Market Value of the shares at the time of issuance or as a bonus tied to the performance of services or the Corporation's attainment of financial objectives.

               B. GENERAL PROVISIONS. Unless the context clearly indicates otherwise, the provisions of Articles One and Five shall apply to the Discretionary Option Grant Program, the Automatic Option Grant Program and the Stock Issuance Program and shall accordingly govern the interests of all individuals under the Plan.

        IV.     ADMINISTRATION OF THE PLAN

        A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs shall be limited to the following:


                                       5.
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                      (i) Employees of the Corporation or any parent or
        subsidiary, whether now existing or subsequently established,

                      (ii) non-employee members of the Board or the board of directors of any parent or subsidiary corporation, and

                      (iii) consultants and other independent advisors who provide services to the Corporation (or any parent or subsidiary corporation).

               B. The Primary Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

               C. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons. The member or members of the Secondary Committee may be comprised of one or more Board members who are Employees eligible to receive discretionary option grants or direct stock issuances under the Plan or any other stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any Parent or Subsidiary).

               D. Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

               E. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of such programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant or Stock Issuance Program under its jurisdiction or any stock option or stock issuance thereunder.

               F. Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.


                                       6.
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               G. Administration of the Automatic Option Grant Program shall be self-executing in accordance with the terms of that program, and no Plan Administrator shall exercise any discretionary functions with respect to option grants made thereunder.

        V.      STOCK SUBJECT TO THE PLAN

               A. Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation's authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 3,100,000 shares(1), subject to adjustment from time to time in accordance with the provisions of this Section VI. Such share reserve includes the 400,000-share increase authorized by the Board on January 20, 1998, subject to stockholder approval at the 1998 Annual Stockholders Meeting.

               B. In no event shall the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and direct stock issuances exceed 825,000 shares(1) over the term of the Plan.

               C. Should one or more outstanding options under this Plan expire or terminate for any reason prior to exercise in full (including any option cancelled in accordance with the cancellation-regrant provisions of Section IV of Article Two of the Plan), then the shares subject to the portion of each option not so exercised shall be available for subsequent issuance under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation at the original option or issue price paid per share will be added back to the share reserve and will accordingly be made available for subsequent issuance under the Plan. Shares subject to any option or portion thereof surrendered in accordance with Section V of Article Two or Section III of Article Three shall not be available for subsequent issuance under the Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding option under the Plan or the vesting of a direct share issuance made under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the share issuance, and not by the net number of shares of Common Stock actually issued to the holder of such option or share issuance.

-----------------

(1) Each number reflects the 3-for-2 split of the Common Stock effected by the Corporation on November 20, 1995. In no event, however, may more than 2,604,008 shares of Common Stock be issued under the Plan after November 15, 1996, including the shares subject to options outstanding under the Plan on that date.


                                       7.
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               D. Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted stock options and direct stock issuances in the aggregate over the term of the Plan, (iii) the number and/or class of securities for which automatic option grants are to be subsequently made per newly-elected or continuing non-employee Board member under the Automatic Option Grant Program and (iv) the number and/or class of securities and price per share in effect under each option outstanding under the Discretionary Option Grant or Automatic Option Grant Program. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.



                                       8.
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                                   ARTICLE TWO

                       DISCRETIONARY OPTION GRANT PROGRAM

        I.      TERMS AND CONDITIONS OF OPTIONS

               Options granted under the Discretionary Option Grant Program shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or Non-Statutory Options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; PROVIDED, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section II of this Article Two.

                A.      EXERCISE PRICE.

               1. The exercise price per share shall be fixed by the Plan Administrator in accordance with the following provisions:

                      a. The exercise price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the Fair Market Value of such Common Stock on the grant date.

                      b. The exercise price per share of the Common Stock subject to a Non-Statutory Option shall in no event be less than eighty-five percent (85%) of the Fair Market Value of such Common Stock on the grant date.

               2. The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section I of Article Five and the instrument evidencing the grant, shall be payable in one of the alternative forms specified below:

                      a. full payment in cash or check made payable to the Corporation's order;

                      b. full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;


                                       9.
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                      c. full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                      d. to the extent the option is exercised for vested shares, full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation in connection with such purchase and (ii) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the exercise price for the purchased shares must accompany such notice.

               B. TERM AND EXERCISE OF OPTIONS. Each option granted under this Discretionary Option Grant Program shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant. No such option, however, shall have a maximum term in excess of ten (10) years measured from the grant date.

               C. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may, in connection with the Optionee's estate plan, be assigned in whole or in part during the Optionee's lifetime to one or more members of the Optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.


                                       10.
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        D.      TERMINATION OF SERVICE.

               1. The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

                      a. Should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Article Two, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph 3 below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

                      b. Any option held by the Optionee under this Article Two and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. However, the right to exercise such option shall lapse upon the EARLIER of (i) the third anniversary of the date of the Optionee's death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term. Accordingly, upon the occurrence of the earlier event, the option shall terminate and cease to remain outstanding.

                      c. Under no circumstances shall any such option be exercisable after the specified expiration date of the option term.

                      d. During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of his or her cessation of Service. Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to remain outstanding with respect to any vested shares for which the option has not otherwise been exercised. However, each outstanding option shall immediately terminate and cease to remain outstanding, at the time of the Optionee's cessation of Service, with respect to any shares for which the option is not otherwise at that time exercisable or in which the Optionee is not otherwise vested.


                                       11.

                      e. Should (i) the Optionee's Service be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or its parent or subsidiary corporations, then in any such event all outstanding options held by the Optionee under this Article Two shall terminate immediately and cease to remain outstanding.

               2. The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Article Two to be exercised, during the limited post-Service exercise period applicable under this paragraph C., not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more subsequent installments of vested shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

               3. The Plan Administrator shall also have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service or death from the limited period in effect under subparagraph 1. above to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

               E. STOCKHOLDER RIGHTS. An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

               F. REPURCHASE RIGHTS. The shares of Common Stock acquired upon the exercise of any Article Two option grant may be subject to repurchase by the Corporation in accordance with the following provisions:

               1. The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Article Two. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the exercise price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

               2. All of the Corporation's outstanding repurchase rights under this Article Two shall automatically terminate, and all shares subject to such terminated rights shall


                                       12.

immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

               3. The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Discretionary Option Grant Program and thereby accelerate the vesting of such shares in whole or in part at any time.

        II.     INCENTIVE OPTIONS

               The terms and conditions specified below shall be applicable to all Incentive Options granted under this Article Two. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall NOT be subject to such terms and conditions.

               A. DOLLAR LIMITATION. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which any Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in such calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

               B. 10% STOCKHOLDER. If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

               Except as modified by the preceding provisions of this Section II, the provisions of Articles One, Two and Five of the Plan shall apply to all Incentive Options granted hereunder.

        III.    CORPORATE TRANSACTION/CHANGE IN CONTROL


                                       13.

               A. In the event of any Corporate Transaction, each option which is at the time outstanding under this Article Two shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares. However, an outstanding option under this Article Two shall NOT so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option or
(iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

               B. Immediately following the consummation of the Corporate Transaction, all outstanding options under this Article Two shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or parent company.

               C. Each outstanding option under this Article Two which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the exercise price payable per share, PROVIDED the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan following the consummation of the Corporate Transaction shall be appropriately adjusted.

               D. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide (upon such terms as it may deem appropriate) for (i) the automatic acceleration of one or more outstanding options granted under the Plan which are assumed or replaced in the Corporate Transaction and do not otherwise accelerate at that time and/or (ii) the subsequent termination of one or more of the Corporation's outstanding repurchase rights which are assigned in connection with the Corporate Transaction and do not otherwise terminate at that time, in the event Optionee's Service should subsequently terminate within a designated period following such Corporate Transaction.

               E. The Plan Administrator shall have the discretionary authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of one or more outstanding options under this Article Two (and the immediate termination of one or more of the Corporation's outstanding repurchase rights


                                       14.

under this Article Two) upon the occurrence of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such option acceleration (and the termination of any outstanding repurchase rights) upon the subsequent termination of the Optionee's Service within a specified period following the Change in Control.

               F. Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

               G. The grant of options under this Article Two shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

               H. The portion of any Incentive Option accelerated under this
Section III in connection with a Corporate Transaction or Change in Control shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation of Section II of this Article Two is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a non-statutory option under the Federal tax laws.

        IV.     CANCELLATION AND REGRANT OF OPTIONS

               The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionees, the cancellation of any or all outstanding options under this Article Two and to grant in substitution new options under the Plan covering the same or different numbers of shares of Common Stock but with an exercise price per share not less than (i) eighty-five percent (85%) of the Fair Market Value per share of Common Stock on the new grant date or (ii) one hundred percent (100%) of such Fair Market Value in the case of an Incentive Option.

        V.      STOCK APPRECIATION RIGHTS

               A. Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section V, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Article Two in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

               B. No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator, either at the time of the option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become


                                       15.

entitled under this Section V may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

               C. One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under this Article Two. Upon the occurrence of a Hostile Take-Over, the officer shall have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right to the Corporation, to the extent such option is at the time exercisable for fully vested shares of Common Stock. The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to each surrendered option (or surrendered portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution shall be made within five (5) days following the date the option is surrendered to the Corporation. The Plan Administrator shall pre-approve, at the time the limited right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section V. No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution. Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

               D. The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section V shall NOT be available for subsequent issuance under the Plan.


                                       16.

                                  ARTICLE THREE

                         AUTOMATIC OPTION GRANT PROGRAM

        I.      ELIGIBILITY

               ELIGIBLE DIRECTORS. The individuals eligible to receive automatic option grants pursuant to the July 19, 1995 restated provisions of this Article Three program shall be limited to (i) those individuals who are continuing to serve as non-employee Board members on July 19, 1995 and (ii) those individuals who are first elected or appointed as non-employee Board members on or after July 19, 1995. A non-employee Board member who has previously been in the employ of the Corporation (or any parent or subsidiary) shall not be eligible to receive an option grant under the Automatic Option Grant Program at the time he or she first becomes a non-employee Board member, but such individual shall be eligible to receive periodic option grants under the Automatic Option Grant Program upon his or her continued service as a non-employee Board member. Any non-employee Board member eligible to participate in the Automatic Option Grant Program pursuant to the foregoing criteria shall be designated an Eligible Director for purposes of this Article Three.

        II.     TERMS AND CONDITIONS OF AUTOMATIC OPTION GRANTS

               A. GRANT DATES. Option grants shall be made pursuant to the July 19, 1995 restated provisions of this Article Three on the dates specified below:

                      INITIAL GRANT. Each individual who first becomes an Eligible Director on or after July 19, 1995, whether through election by the stockholders or appointment by the Board, shall automatically be granted, at the time of such initial election or appointment (the "Initial Grant Date"), a Non-Statutory Option to purchase 30,000 shares(2) of Common Stock upon the terms and conditions of this Article Three.

                      ANNUAL GRANT. Each Eligible Director who receives an initial 30,000-share option grant shall automatically be granted, on each successive anniversary of the Initial Grant Date on which he or she continues to serve as an Eligible Director, beginning with the fourth anniversary of such Initial Grant Date, a Non-Statutory Option to purchase an additional 7,500 shares(3) of Common Stock upon the terms and conditions of this Article

-----------------------

(2) This number reflects the 3-for-2 split of the Common Stock effected by the Corporation on November 20, 1995.

(3) This number reflects the 3-for-2 split of the Common Stock effected by the Corporation on November 20, 1995.


                                       17.

        Three. In addition, each individual who is an Eligible Director on July 19, 1995 but who is not otherwise to receive an initial 30,000-share grant on such date shall automatically be granted, on July 19, 1995 and each subsequent anniversary of that grant date on which he or she continues to serve as an Eligible Director, a Non-Statutory Option to purchase an additional 7,500 shares of Common Stock upon the terms and conditions of this Article Three. Any Eligible Director previously in the Corporation's employ shall receive his or her initial 7,500-share option grant under this Article Three at the first Annual Stockholders Meeting at which he is she is elected as a non-employee Board member and shall automatically be granted, on the date of each succeeding Annual Stockholders Meeting at which he or she is re-elected as a non-employee Board member, a Non-Statutory Option to purchase an additional 7,500 shares of Common Stock upon the terms and conditions of this Article Three.

               There shall be no limit on the number of such 7,500-share option grants any one Eligible Director may receive over his or her period of Board service. The number of shares for which the automatic option grants are to be made to each newly-elected or continuing Eligible Director shall be subject to periodic adjustment pursuant to the applicable provisions of Section VI.C. of Article One.

               B. EXERCISE PRICE. The exercise price per share of Common Stock subject to each automatic option grant made under this Article Three shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the automatic grant date.

               C. PAYMENT. The exercise price shall be payable in one of the alternative forms specified below:

                      1. full payment in cash or check made payable to the Corporation's order;

                      2. full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

                      3. full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check made payable to the Corporation's order; or

                      4. full payment through a sale and remittance procedure pursuant to which the non-employee Board member shall provide concurrent irrevocable written instructions (i) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares and (ii) to the


                                       18.

        Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

               D. OPTION TERM. Each automatic grant under this Article Three shall have a maximum term of ten (10) years measured from the automatic grant date.

               E. EXERCISABILITY. Option grants made under this Article Three shall become exercisable as specified below:

                      INITIAL GRANT. Each initial 30,000-share automatic grant shall become exercisable in four (4) successive equal annual installments upon the Optionee's completion of each year of Board service over the four (4)-year period measured from the Initial Grant Date.

                      ANNUAL GRANT. Each annual 7,500-share automatic grant shall become exercisable upon the Optionee's completion of one (1) year of Board service measured from the grant date.

               Each option granted under this Article Three shall automatically accelerate and become fully exercisable for all of the shares of Common Stock at the time subject to the option:

                - should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, or

                -       should there occur an acceleration event specified in
                        Section III of this Article Three.

               F. LIMITED TRANSFERABILITY. During the lifetime of the Optionee, each automatic option grant, together with the limited stock appreciation right pertaining to such option, shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee other than a transfer of the option to one or more immediate family members or a trust established exclusively for one or more such family members. The assigned portion of may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem fit.

               G. TERMINATION OF BOARD SERVICE.

                      1. Should the Optionee cease to serve as a Board member for any reason other than death or Permanent Disability while holding one or more automatic option grants under this Article Three, then each of those options may, during the twelve (12)-month period measured from the date of such cessation of Board service (the "Post-Service Exercise Period"), be exercised in accordance with the following parameters:


                                       19.

               INITIAL 30,000-SHARE GRANT

                      a. Should the Optionee cease Board service prior to the fourth anniversary of the Initial Grant Date, then the Optionee may, at any time during the Post-Service Exercise Period, exercise the option for any or all of the option shares for which the option is exercisable at the time of such cessation of Board service. In addition, the option shall become exercisable for an additional twenty-five percent (25%) of the option shares on the next anniversary of the Initial Grant Date following the Optionee's cessation of Board service and shall remain so exercisable until the expiration date of the Post-Service Exercise Period.

                      b. If the Optionee ceases Board service on or after the fourth anniversary of the Initial Grant Date, then the Optionee may, at any time during the Post-Service Exercise Period, exercise the option for any or all of the option shares for which the option is exercisable at the time of such cessation of Board service.

                      c. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at that time exercisable or for which it is not otherwise to become exercisable in accordance with clause a. above.

               ANNUAL 7,500-SHARE GRANT

                      a. The option shall become exercisable for all of the option shares on the first anniversary of the grant date, whether or not the Optionee continues in Board service, and shall remain so exercisable for any or all of those shares until the expiration date of the Post-Service Exercise Period.

                      b. Should the Optionee die after his or her cessation of Board service but while holding one or more automatic option grants under this Article Three, then the personal representative of the Optionee's estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution shall have the remainder of the applicable Post-Service Exercise Period in which to exercise each such option in accordance with the parameters established for the Optionee in Paragraph 1.

                      c. Should the Optionee cease to serve as a Board member by reason of death or Permanent Disability while holding one or more automatic option grants under this Article Three, then such individual (or the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution) shall have a twelve (12)-month period following the


                                       20.

        date of such cessation of Board service in which to exercise each such option for any or all of the option shares at the time subject to the option, whether or not the option would otherwise at that time be exercisable for those shares.

                      2. In no event shall any automatic grant under this Article Three remain exercisable after the expiration date of the ten (10)-year option term.

               H. STOCKHOLDER RIGHTS. The holder of an automatic option grant under this Article Three shall have none of the rights of a stockholder with respect to any shares subject to such option until such individual shall have exercised the option and paid the exercise price for the purchased shares.

               I. REMAINING TERMS. The remaining terms and conditions of each automatic option grant shall be as set forth in the form Automatic Stock Option Agreement attached as Exhibit A.

        III. CORPORATE TRANSACTION/CHANGE IN CONTROL/HOSTILE TAKE-OVER

               A. In the event of any Corporate Transaction, each Article Three option, to the extent outstanding at the time but not otherwise fully exercisable, shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. Immediately following the consummation of the Corporate Transaction, all automatic option grants under this Article Three shall terminate and cease to be outstanding, except to the extent assumed by the acquiring company (or parent thereof).

               B. In connection with any Change in Control of the Corporation, each Article Three option, to the extent outstanding at the time but not otherwise fully exercisable, shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully-vested shares. Each such option shall remain so exercisable for all the option shares following the Change in Control, until the expiration or sooner termination of the option term.

               C. Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each Article Three option held by him or her. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the shares of Common Stock at the time subject to the surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to


                                       21.

the Corporation. At the time of each Article Three option grant, the Board shall concurrently pre-approve any subsequent surrender of that option in accordance with the provisions of this Section III.C, and no additional approval of the Board or any Plan Administrator shall accordingly be required at the time of the actual option surrender and cash distribution. The shares of Common Stock subject to each option surrendered in connection with the Hostile Take-Over shall NOT be available for subsequent issuance under the Plan.

               D. The automatic option grants outstanding under this Article Three shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.



                                       22.

                                  ARTICLE FOUR

                             STOCK ISSUANCE PROGRAM


        I.      TERMS AND CONDITIONS OF STOCK ISSUANCES

               Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate purchases without any intervening stock option grants. The issued shares shall be evidenced by a Stock Issuance Agreement ("Issuance Agreement") that complies with the terms and conditions of this Article Four.

        A.      CONSIDERATION.

               1. Shares of Common Stock drawn from the Corporation's authorized but unissued shares of Common Stock ("Newly Issued Shares") shall be issued under the Stock Issuance Program for one or more of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

                      a. full payment in cash or check made payable to the Corporation's order;

                      b. a promissory note payable to the Corporation's order in one or more installments, which may be subject to cancellation in whole or in part upon terms and conditions established by the Plan Administrator; or

                      c. past services rendered to the Corporation or any parent or subsidiary corporation.

                2. Newly Issued Shares may, in the absolute discretion of the Plan Administrator, be issued for consideration with a value less than one hundred percent (100%) of the Fair Market Value of such shares at the time of issuance, but in no event less than eighty-five percent (85%) of such Fair Market Value.

                3. Shares of Common Stock reacquired by the Corporation and held as treasury shares ("Treasury Shares") may be issued under the Stock Issuance Program for such consideration (including one or more of the items of consideration specified in subparagraph 1 above) as the Plan Administrator may deem appropriate, whether such consideration is in an amount less than, equal to or greater than the Fair Market Value of the Treasury Shares at the time of issuance. Treasury Shares may, in lieu of any cash consideration, be issued subject to such vesting requirements tied to the Participant's period of future Service or the Corporation's attainment of specified performance objectives as the Plan Administrator may establish at the time of issuance.



                                       23.

        B.      VESTING PROVISIONS.

                1. Shares of Common Stock issued under the Stock Issuance Program may, in the absolute discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program, namely:

                      a. the Service period to be completed by the Participant or the performance objectives to be achieved by the Corporation,

                      b. the number of installments in which the shares are to vest,

                      c. the interval or intervals (if any) which are to lapse between installments, and

                      d. the effect which death, Permanent Disability or other event designated by the Plan Administrator is to have upon the vesting schedule,

shall be determined by the Plan Administrator and incorporated into the Issuance Agreement executed by the Corporation and the Participant at the time such unvested shares are issued.

                2. The Participant shall have full stockholder rights with respect to any shares of Common Stock issued to him or her under the Plan, whether or not his or her interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. Any new, additional or different shares of stock or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration or by reason of any Corporate Transaction shall be issued, subject to (i) the same vesting requirements applicable to his or her unvested shares and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

                3. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock under the Stock Issuance Program, then those shares shall be immediately surrendered to the Corporation and made available for subsequent issuance. The Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money promissory note), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to such surrendered shares. The surrendered shares may, at the Plan



                                       24.

Administrator's discretion, be retained by the Corporation as Treasury Shares or may be retired to authorized but unissued share status.

                   4. The Plan Administrator may in its discretion elect to waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

        II.     CORPORATE TRANSACTION/CHANGE IN CONTROL

                A. Upon the occurrence of any Corporate Transaction, all unvested shares of Common Stock at the time outstanding under this Stock Issuance Program shall immediately vest in full and the Corporation's repurchase rights shall terminate, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such termination is precluded by other limitations imposed in the Issuance Agreement.

                B. The Plan Administrator shall have the discretionary authority, exercisable either at the time the stock issuance is made or at any time while that issuance remains outstanding, to provide for the automatic vesting of one or more unvested shares outstanding under the Stock Issuance Program (and the immediate termination of the Corporation's repurchase rights with respect to those shares) at the time of a Change in Control. The Plan Administrator shall also have full power and authority to condition any such accelerated vesting upon the subsequent termination of the Participant's Service within a specified period following the Change in Control.

        III.    TRANSFER RESTRICTIONS/SHARE ESCROW

                A. Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing such unvested shares. To the extent an escrow arrangement is utilized, the unvested shares and any securities or other assets distributed with respect to such shares (other than regular cash dividends) shall be delivered in escrow to the Corporation to be held until the Participant's interest in such shares (or the distributed securities or assets) vests. If the unvested shares are issued directly to the Participant, the restrictive legend on the certificates for such shares shall read substantially as follows:



                                       25.

                THE SHARES REPRESENTED BY THIS CERTIFICATE ARE UNVESTED AND ARE ACCORDINGLY SUBJECT TO (I) CERTAIN TRANSFER RESTRICTIONS AND
                (II) CANCELLATION OR REPURCHASE IN THE EVENT THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) CEASES TO REMAIN IN THE CORPORATION'S SERVICE. SUCH TRANSFER RESTRICTIONS AND THE TERMS AND CONDITIONS OF SUCH CANCELLATION OR REPURCHASE ARE SET FORTH IN A STOCK ISSUANCE AGREEMENT BETWEEN THE CORPORATION AND THE REGISTERED HOLDER (OR HIS/HER PREDECESSOR IN INTEREST) DATED ______________, 199_, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE CORPORATION."

                B. The Participant shall have no right to transfer any unvested shares of Common Stock issued to him or her under the Stock Issuance Program. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled in accordance with substantially the same procedure in effect under Section I.B.3 of this Article Four, and neither the Participant nor the proposed transferee shall have any rights with respect to such cancelled shares. However, the Participant shall have the right to make a gift of unvested shares acquired under the Stock Issuance Program to his or her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such shares delivers to the Corporation a written agreement to be bound by all the provisions of the Stock Issuance Program and the Issuance Agreement applicable to the gifted shares.



                                       26.

                                  ARTICLE FIVE

                                  MISCELLANEOUS
                                  -------------

        I.      LOANS OR INSTALLMENT PAYMENTS

                A. The Plan Administrator may, in its discretion, assist any Optionee or Participant, to the extent such Optionee or Participant is an Employee (including an Optionee or Participant who is an officer of the Corporation), in the exercise of one or more options granted to such Optionee under the Discretionary Option Grant Program or the purchase of one or more shares issued to such Participant under the Stock Issuance Program, including the satisfaction of any Federal, state and local income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or Participant or (ii) permitting the Optionee or Participant to pay the exercise price or purchase price for the purchased shares in installments over a period of years. The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option or issuance agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be authorized with or without security or collateral. However, the maximum credit available to the Optionee or Participant may not exceed the exercise or purchase price of the acquired shares (less the par value of such shares) plus any Federal, state and local income and employment tax liability incurred by the Optionee or Participant in connection with the acquisition of such shares.

                B. The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

        II.     AMENDMENT OF THE PLAN AND AWARDS

                A. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to options at the time outstanding under the Plan, nor adversely affect the rights of any Participant with respect to Common Stock issued under the Stock Issuance Program prior to such action, unless the Optionee or Participant consents to such amendment. In addition, certain amendments may require stockholder approval in accordance with applicable laws and regulations.

                B. (i) Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and (ii) shares of Common Stock may be issued under the Stock Issuance Program, which are in both instances in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the



                                       27.

Discretionary Option Grant Program or the Stock Issuance Program are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants or excess share issuances are made, then (i) any unexercised excess options shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

        III.    TAX WITHHOLDING

                A. The Corporation's obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

                B. The Plan Administrator may, in its discretion and in accordance with the provisions of this Section III and such supplemental rules as the Plan Administrator may from time to time adopt (including the applicable safe-harbor provisions of Securities and Exchange Commission Rule 16b-3), provide any or all holders of Non-Statutory Options (other than the automatic option grants made pursuant to Article Three of the Plan) or unvested shares under the Plan with the right to use shares of the Corporation's Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the "Taxes"). Such right may be provided to any such holder in either or both of the following formats:

                        STOCK WITHHOLDING: The holder of the Non-Statutory Option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value to exceed one hundred percent (100%) of the applicable Taxes.

                        STOCK DELIVERY: The Plan Administrator may, in its discretion, provide the holder of the Non-Statutory Option or the unvested shares with the election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value not to exceed one hundred percent (100%) of the Taxes incurred in connection with such option exercise or share vesting.

        IV.     EFFECTIVE DATE AND TERM OF PLAN

                A. This Plan became effective immediately upon adoption by the Board of Directors of Gasonics California. This Plan was subsequently assumed by the Corporation in



                                       28.

connection with the Merger. Stock options and share issuances may be made under Articles Two and Four of the Plan from and after the Effective Date.

                B. The Plan was amended by the Board on September 21, 1994 to
(i) increase the number of shares of Common Stock issuable under the Plan by an additional 500,000 shares(4) and (ii) increase the maximum number of shares of Common Stock for which any one individual may be granted stock options and direct stock issuances under the Plan by an additional 250,000 shares(4) (the "1994 Amendment"). The stockholders approved the 1994 Amendment at the 1995 Annual Meeting which was held on February 14, 1995. The Plan was subsequently amended and restated by the Board on July 19, 1995 to revise the provisions of the Automatic Option Grant Program in effect under Article III (the "June 1995 Amendment") and was amended in November 1995 to increase the number of shares available for issuance under the Plan by an additional 750,000 shares (the "November 1995 Amendment"). Both the June 1995 Amendment and the November 1995 Amendment were approved by the stockholders at the 1996 Annual Meeting.

                C. The Plan was amended on February 1, 1996 to authorize the appointment of the Secondary Committee for purposes of administering the Discretionary Option Grant and Stock Issuance Programs with respect to individuals who are non Section 16 Insiders. The Primary Committee shall also retain separate but concurrent authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to such individuals. The Plan was subsequently amended on December 17, 1996 (the "December 1996 Amendment") to effect the following changes: (i) increase the number of shares of Common Stock authorized for issuance over the term of the Plan by an additional 500,000 shares, (ii) render the non-employee Board members eligible to receive option grants and direct stock issuances under the Discretionary Option Grant and Stock Issuance Programs, (iii) allow unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price or issue price paid per share to be reissued under the Plan and (iv) effect a series of technical changes to the provisions of the Plan in order to take advantage of the recent amendments to Rule 16b-3 of the Securities Exchange Act of 1934 which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The December 1996 Amendment was approved by the stockholders the 1997 Annual Meeting.

                D. The Plan was again amended by the Board on January 20, 1998 to increase the number of shares of Common Stock issuable under the Plan by an additional 400,000 shares, from 2,700,000 to 3,100,000 shares (the "January 1998 Amendment"), subject to stockholder approval at the 1998 Annual Meeting. No option grants made on the basis of the January 1998 Amendment shall become exercisable in whole or in part unless and until the January 1998


--------------------

(4) The numbers DO NOT reflect the 3-for-2 split of the Common Stock effected by the Corporation on November 20, 1995.



                                       29.

Amendment is approved by the stockholders. Should such stockholder approval not be obtained at the 1998 Annual Meeting, then each option grant made pursuant to the January 1998 Amendment shall terminate and cease to remain outstanding, and no further option grants shall be made on the basis of that share increase. However, the provisions of the Plan as in effect immediately prior to the January 1998 Amendment shall automatically be reinstated, and option grants and direct stock issuances may thereafter continue to be made pursuant to the reinstated provisions of the Plan. All option grants and direct stock issuances made prior to the January 1998 Amendment shall remain outstanding in accordance with the terms and conditions of the respective instruments evidencing those options or issuances, and nothing in the January 1998 Amendment shall be deemed to modify or in any way affect those outstanding options or issuances. Subject to the foregoing limitations, the Plan Administrator may make option grants and direct stock issuances under the Plan at any time before the date fixed herein for the termination of the Plan.

                E. The Plan shall terminate upon the EARLIER of (i) December 31, 2003 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan or the issuance of shares (whether vested or unvested) under the Stock Issuance Program. If the date of termination is determined under clause (i) above, then all option grants and unvested share issuances outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

        V.      USE OF PROCEEDS

                A. Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants or share issuances under the Plan shall be used for general corporate purposes.

        VI.     REGULATORY APPROVALS

                A. The implementation of the Plan, the granting of any stock option or stock appreciation right under the Plan, the issuance of any shares under the Stock Issuance Program and the issuance of Common Stock upon the exercise of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it and the Common Stock issued pursuant to it.

                B. No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which the Common Stock is then listed for trading.



                                       30.

        VII.    NO EMPLOYMENT/SERVICE RIGHTS

                Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the Service of the Corporation (or any parent or subsidiary corporation) for any period of specific duration, and the Corporation (or any parent or subsidiary corporation retaining the services of such individual) may terminate such individual's Service at any time and for any reason, with or without cause.

        VIII.   MISCELLANEOUS PROVISIONS

                A. Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee or Participant.

                B. The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules, as such laws are applied to contracts entered into and performed in such State.

                C. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Participants and Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.



                                       31.

                       GASONICS INTERNATIONAL CORPORATION
                         NOTICE OF GRANT OF STOCK OPTION


                Notice is hereby given of the following stock option grant (the "Option") to purchase shares of the Common Stock of GaSonics International Corporation (the "Corporation"):


        OPTIONEE: ___________________________

        GRANT DATE: __________________________

        EXERCISE PRICE: $_______ per share

        NUMBER OF OPTION SHARES: ___________ shares

        EXPIRATION DATE: _________________, 200__

        TYPE OF OPTION: _____ Incentive Stock Option

                _____ Non-Statutory Option

        EXERCISE SCHEDULE: The Option shall become exercisable for twenty-five percent (25%) of the Option Shares upon Optionee's completion of one (1) year of Service (as defined in the attached Stock Option Agreement) measured from the Grant Date and shall become exercisable for the balance of the Option Shares in a series of three (3) equal and successive annual installments upon Optionee's completion of each additional year of Service thereafter. In no event shall the Option become exercisable for any additional Option Shares following Optionee's cessation of Service. However, in the event Optionee's Service should terminate by reason of permanent disability (as defined in the attached Stock Option Agreement), the Option shall immediately become exercisable for an additional twenty-five percent (25%) of the Option Shares.

                Optionee understands and agrees that the Option is granted subject to and in accordance with the express terms and conditions of the GaSonics International Corporation 1994 Stock Option/Stock Issuance Plan (the "Plan"). Optionee further agrees to be bound by the terms and conditions of the Plan and the terms and conditions of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A. Optionee also acknowledges receipt of a copy of the official prospectus for the Plan attached hereto as Exhibit B.



                NO EMPLOYMENT OR SERVICE CONTRACT. Nothing in this Agreement or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any parent or subsidiary employing Optionee) or Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason whatsoever, with or without cause.


Dated:__________, 199__


                                       GASONICS INTERNATIONAL CORPORATION


                                       By:_______________________________

                                       Title: ___________________________

                                       __________________________________
                                                  OPTIONEE


                                       Address: __________________________

                                                  ________________


ATTACHMENTS:
EXHIBIT A:  STOCK OPTION AGREEMENT
EXHIBIT B:  PLAN SUMMARY AND PROSPECTUS

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT

                                    EXHIBIT B

                                 PLAN PROSPECTUS